Exhibit 10.11

INTERCREDITOR AND SUBORDINATION AGREEMENT

This Intercreditor and Subordination Agreement (this “Agreement”) is entered into as of December , 2021, by and among, Benuvia Holdings, LLC, a Delaware limited liability company (“Senior Lender”), Jupiter Wellness, Inc., a Delaware corporation (“Subordinated Lender”) and Next Frontier Holdings, Inc., a Delaware corporation (“Obligor”), Next Frontier Pharmaceuticals, Inc., a Delaware corporation (“NFP”), Next Frontier Brands US, Inc., a Delaware corporation(“NFBUS”), Benuvia Manufacturing Inc., a Delaware corporation (“BMI”), Benuvia Manufacturing, LLC (“BM LLC”), Benuvia Therapeutics LLC, a Delaware limited liability company (“BT LLC”), Benuvia Therapeutics IP LLC, a Delaware limited liability company (“BT IP LLC”), Biotanica Ltd., a company registered in England and Wales (“Biotanica”), Fluère Drinks B.V., a company incorporated under the laws of the Netherlands (“Fluère”), Next Frontier Brands Ltd., a company registered in England and Wales (“NFBL”), Next Frontier Beverage Ltd., a company registered in England and Wales (“Beverage”), and Treehouse Biosciences, Inc.., a Delaware corporation (“Treehouse”) (each of Obligor, NFP, NFBUS, BMI, BM LLC, BT LLC, BT IP LLC, Biotanica, Fluère, NFBL, Beverage, and Treehouse is also referred to hereunder individually as “Company” and collectively, as the “Companies”).

BACKGROUND

WHEREAS, Obligor issued a Senior Secured Note, dated as of the date hereof, to Senior Lender (“Senior Note”).

WHEREAS, the Companies are party to a Pledge and Security Agreement with Senior Lender, dated as of the date hereof (the “Security Agreement”), pursuant to which the Companies granted a first priority security interest and lien on all of the Companies assets as provided under the Security Agreement.

WHEREAS, NFP is issuing a Secured Promissory Note dated on or about the date hereof to Subordinated Lender in an aggregate principal amount of $10,200,000 (the “Subordinated Note”).

WHEREAS, (i) the Obligor, NFP, BMI, BT LLC, BM LLC and BT IP LLC are each party to certain security agreements with the Subordinated Lender, each dated as of the date hereof, pursuant to which the Obligor, NFP, BMI, BT LLC, BM LLC and BT IP LLC granted a security interest and lien on all of said companies’ assets as provided therein; and (ii) the Obligor, NFP, BMI and BT LLC are each a party to certain pledge and escrow agreements with the Subordinated Lender, each dated as of the date hereof, pursuant to which the Obligor pledged its shares in NFP to the Subordinated Lender, NFP pledged its shares and membership interests, respectfully, in BMI and BT LLC to the Subordinated Lender, BMI pledged its membership interests in BM LLC to the Subordinated Lender, and BT LLC pledged its membership interests in BT IP LLC to the Subordinated Lender.

NOW, THEREFORE, the Senior Lender and the Subordinated Lender hereby agree as follows:

TERMS

1. All Obligations (as defined in the Security Agreement) of the Companies to the Senior Lender due or to become due are referred to as “Senior Liabilities.” All Obligations (as defined in the security agreements which have been executed in connection with the Subordinated Note as amended, restated, or renewed) of the Obligor, NFP, BMI, BT LLC, BM LLC and BT IP LLC to Subordinated Lender due or to become due, and all obligations of Obligor, NFP, BMI, BT LLC, BM LLC and BT IP LLC to Subordinated Lender under any other agreement, document or instrument pursuant to which a lien or security interest is granted to Subordinated Lender securing such obligations or under which rights or remedies with respect to such obligations are governed are referred to as the “Junior Liabilities.” It is expressly understood and agreed that the term “Senior Liabilities”, as used in this Agreement, shall include, without limitation, any and all interest, fees, penalties and costs and expenses of enforcement (including reasonable attorneys’ fees) accruing on the Senior Liabilities after the commencement of any proceedings referred to in Section 4 of this Agreement, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against the Companies, or anyone else, to collect such interest, fees, penalties, or costs as the case may be. Any certificates representing shares or other equity interests comprising the Collateral (as defined in the Security Agreement) shall be delivered with stock or transfer powers duly endorsed in blank to, and held by, Senior Lender.

2. Except as expressly otherwise provided in this Agreement or as the Senior Lender may otherwise expressly consent in writing, the payment of the Junior Liabilities shall be postponed and subordinated in right of payment and priority to the payment in full of all Senior Liabilities. Furthermore, whether directly or indirectly, no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made (whether at stated maturity, by acceleration or otherwise), nor shall any property or assets of the Companies be applied to the purchase or other acquisition or retirement of any Junior Liability until such time as the Senior Liabilities have been indefeasibly paid in full. Notwithstanding the foregoing in this Section 2, the Junior Liabilities may be paid to the Subordinated Lender upon the satisfaction in full of each of the following conditions: (a) the source of funds for repayment of the Junior Liabilities is from a third party lender (“Third Party Lender”), (b) the funds loaned by the Third Party Lender to Obligor, NFP, BMI, BT LLC, BM LLC and BT IP LLC does not to exceed $25,000,000 and matures no earlier than January 2, 2023 (“Third Party Financing”), (c) up to $10,200,000 plus, ordinary interest under the Subordinated Note, which may be due and owing to the Subordinated Lender at the time of repayment of such Third Party Financing shall be used for payment of the Junior Liabilities, and the balance of the Third Party Financing shall be used by the Obligor for its operations in the ordinary course, and (d) the Third Party Lender must enter into an Intercreditor and Subordination Agreement with Senior Lender satisfactory to the Senior Lender in Senior Lender’s sole and absolute discretion, provided however, such Intercreditor and Subordination Agreement shall be on terms no less favorable to Senior Lender than the terms of this Agreement. In addition, if Obligor, NFP, BMI, BT LLC, BM LLC and BT IP LLC are unable to obtain such Third Party Financing, then Subordinated Lender shall have the right, upon 10 business days prior written notice to Senior Lender and NFP, to convert (the “Conversion”) up to $10,200,000 of the Junior Liabilities plus ordinary interest into up to thirty-five (35%) percent of the fully-diluted unencumbered common stock of NFP (the “Converted Stock”); provided, however, that the remaining common stock of NFP held by Senior Lender shall constitute at least sixty percent (60%) of the issued and outstanding equity interests of NFP, on a fully diluted basis. Upon such Conversion, the Company shall issue and deliver the Converted Stock subject to the limitations set forth above; provided, however, that Senior Lender shall retain its pledge against NFP’s stock other than the Converted Stock and all other liens and security interests in the assets, equity interests of the Companies and any other Collateral in accordance with the Security Agreement; and provided, further, that nothing contained herein shall otherwise affect or impair any of the rights and remedies of Senior Lender under the Senior Note, the Pledge and Security Agreement, this Agreement, or any other agreement between the Senior Lender and any of the Companies.

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3. Notwithstanding the date, manner or order of grant, attachment or perfection of any liens securing the Junior Liabilities granted on the Collateral or of any liens securing the Senior Liabilities granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the Subordinated Note or any other circumstance whatsoever, the Subordinated Lender, hereby agrees that: (a) any lien and security interest on the Collateral securing Senior Liabilities now or hereafter held by or on behalf of the Senior Lender or any agent or trustee therefor, regardless of how acquired, whether by judgment, grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any lien and security interest on the Collateral securing any of the Junior Liabilities, regardless of how acquired, whether by judgment, grant, possession, statute, operation of law, subrogation or otherwise; and (b) any lien and security interest on the Collateral now or hereafter held by or on behalf of the Subordinated Lender or any agent or trustee therefor regardless of how acquired, whether by judgment, grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all liens and security interests on the Collateral securing any Senior Liabilities. All liens and security interests on the Collateral securing any Senior Liabilities shall be and remain senior in all respects and prior to all liens and security interests on the Collateral securing any Junior Liabilities for all purposes, whether or not such liens and security interests securing any Senior Liabilities are subordinated to any lien securing any other obligation of the Companies or any person or entity. The Subordinated Lender expressly agrees that any lien or security interest purported to be granted on any Collateral as security for the Senior Liabilities shall be and remain senior in all respects and prior to all liens and security interests on the Collateral securing any Junior Liabilities for all purposes regardless of whether the lien and security interest purported to be granted is found to be improperly granted, improperly perfected, preferential, a fraudulent conveyance or legally or otherwise deficient in any manner.

4. Subordinated Lender hereby subordinates all claims and security interests it may have against, or with respect to, any of the assets of the Companies (the “Subordinated Lender Liens”) to the security interests granted by the Companies to the Senior Lender in respect of the Senior Liabilities. The Senior Lender shall not owe any duty to any Subordinated Lender as a result of or in connection with any Subordinated Lender Liens, including without limitation any marshalling of assets or protection of the rights or interests of any Subordinated Lender. The Senior Lender shall have the exclusive right to manage, perform and enforce the underlying terms of the Security Agreement and each other document, instrument and agreement executed from time to time in connection therewith (collectively, the “Security Agreements”) relating to the assets of the Companies and to exercise and enforce its rights according to its discretion. Subordinated Lender waives all rights to affect the method or challenge the appropriateness of any action taken by the Senior Lender in connection with the Senior Lender’s enforcement of its rights under the Security Agreements. Only the Senior Lender shall have the right to restrict, permit, approve or disapprove the sale, transfer or other disposition of the assets of the Companies. As between the Senior Lender and Subordinated Lender, the terms of this Agreement shall govern even if all or part of the Senior Lender’s liens are avoided, disallowed, set aside or otherwise invalidated.

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5. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the a Company or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Companies, or any sale of all or substantially all of the assets of the Companies, or otherwise), the Senior Liabilities shall first be irrevocably paid in full before any Subordinated Lender shall be entitled to receive and to retain any payment, distribution, other rights or benefits in respect of any Junior Liability. In order to enable the Senior Lender to enforce its rights hereunder in any such action or proceeding, the Senior Lender is hereby irrevocably authorized and empowered in its discretion as attorney-in-fact for Subordinated Lender to make and present for and on behalf of Subordinated Lender such proofs of claims against the Companies as the Senior Lender may deem expedient or proper and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of any the Senior Liabilities. In the event, prior to indefeasible payment in full of the Senior Liabilities, any Subordinated Lender shall receive any payment in respect of the Junior Liabilities in connection with the enforcement of such Subordinated Lender’s rights and remedies against the Companies, then such Subordinated Lender shall forthwith deliver, or cause to be delivered, the same to the Senior Lender in precisely the form held by such Subordinated Lender (except for any necessary endorsement) and until so delivered the same shall be held in trust by such Subordinated Lender as the property of the Senior Lender. For the avoidance of doubt, the preceding sentence shall not apply to payments to the Subordinated Lender permitted under Section 2 hereof.

6. Subordinated Lender will mark its books and records so as to clearly indicate that its respective Junior Liabilities are subordinated in accordance with the terms of this Agreement. Subordinated Lender will execute such further documents or instruments and take such further action as the Senior Lender may reasonably request from time to time to carry out the intent of this Agreement.

7. Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Liabilities or any security for the Senior Liabilities.

8. Until such time as all Senior Liabilities have been indefeasibly paid in full, each Subordinated Lender will not, without the prior written consent of the Senior Lender: (a) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Companies, or (b) attempt to enforce or collect any Junior Liabilities or any rights in respect of any Junior Liabilities (each an “Enforcement Action”) unless, in each case (i) an event of default shall have occurred and be continuing under the Subordinated Note or the security agreements which have been executed in connection with the Subordinated Note (a “Subordinated Lender Default”), (ii) the Subordinated Lender shall have provided the Senior Lender written notice of the occurrence of such Subordinated Lender Default and that it intends to take an Enforcement Action (each, a “Subordinated Lender Enforcement Action Notice”), and (iii) a period of at least ninety (90) days shall have elapsed after the receipt by the Senior Lender of the applicable Subordinated Lender Enforcement Action Notice; provided that, notwithstanding the foregoing, (x) the Subordinated Lender shall only be permitted to provide the Senior Lender with one Subordinated Lender Enforcement Action Notice in any three hundred sixty five (365) day period, (y) the Subordinated Lender shall remit all proceeds that it obtains in connection with any Enforcement Action to the Senior Lender until all Senior Liabilities have been indefeasibly paid in full.

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9. The Senior Lender may, from time to time, at its sole discretion and without notice to any Subordinated Lender, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter, increase (subject to the final sentence of this Section) or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property. Notwithstanding the foregoing, the Senior Lender shall not make any further loans, extensions of credit, or other financial accommodations to or for the account of the Companies; provided, however, that Subordinated Lender consents and agrees that any and all interest on the Senior Note and interest, default interest, fees, penalties and costs and expenses of enforcement (including reasonable attorneys’ fees) accruing on the Senior Liabilities are permitted and allowed.

10. The Senior Lender, to the extent provided in the Security Agreement, may, from time to time, whether before or after any discontinuance of this Agreement, without notice to any Subordinated Lender, assign or transfer any or all of the Senior Liabilities or any interest in the Senior Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Liabilities, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest in the Senior Liabilities shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender, as applicable; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred.

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11. The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Subordinated Lender, or any noncompliance of any Subordinated Lender with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted under this Agreement shall in any way affect or impair the obligations of any Subordinated Lender under this Agreement.

12. No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered by the Senior Lender. For the purposes of this Agreement, Senior Liabilities shall have the meaning set forth in Section 1 above, notwithstanding any right or power of any Subordinated Lender or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of any Subordinated Lender under this Agreement.

13. This Agreement shall continue in full force and effect after the filing of any petition (“Petition”) by or against the Companies under the United States Bankruptcy Code or similar statute, rule or regulation of a domestic or foreign governmental authority (the “Code”) and all converted or succeeding cases in respect thereof. All references herein to a Company shall be deemed to apply to the Company as debtor-in-possession and to a trustee for the Company. If a Company shall become subject to a proceeding under the Code, and if the Senior Lender shall desire to permit the use of cash collateral or to permit or provide post-Petition financing from the Senior Lender (or an affiliate or a third party satisfactory to the Senior Lender) to the Company under the Code, the Subordinated Lender agrees as follows: (1) adequate notice to such Subordinated Lender shall be deemed to have been provided for such consent or post-Petition financing if the Subordinated Lender receives notice thereof three (3) business days (or such shorter notice as is given to the Senior Lender) prior to the earlier of (a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving same and (2) no objection will be raised by such Subordinated Lender to any such use of cash collateral or such post-Petition financing from the Senior Lender (or an affiliate or a third party satisfactory to the Senior Lender).

14. At such time as the Senior Liabilities have been indefeasibly paid in full and satisfied, upon the written request of the Subordinated Lender, the Senior Lender will promptly take such actions and deliver such documents to the Subordinated Lender as the Subordinated Lender may reasonably request and at the Subordinated Lender’s expense in order to perfect its security interest in the property of the Obligor, NFP, BMI or BT LLC serving as collateral for the Junior Liabilities, including, but not limited to, the delivery to the Subordinated Lender of any share certificates which may be in the Senior Lender’s possession or control.

15. This Agreement shall be binding upon the Subordinated Lender and upon the heirs, legal representatives, successors and assigns of the Subordinated Lender and the successors and assigns of Subordinated Lender. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be deemed to constitute one agreement. It is understood and agreed that if pdf or facsimile copies of this Agreement bearing pdf or facsimile signatures are exchanged between the parties hereto, such copies shall in all respects have the same weight, force and legal effect and shall be fully as valid, binding, and enforceable as if such signed pdf or facsimile copies were original documents bearing original signature.

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16. The Subordinated Lender, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the payment in full and discharge of Senior Liabilities has occurred.

17. The Senior Lender may demand specific performance of this Agreement. The Subordinated Lender, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by Senior Lender.

18. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS PROVISIONS THEREOF AND SHALL BE BINDING UPON THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK. The parties hereto hereby agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

19. By its signature, each party executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, this Subordination Agreement has been made and delivered as of the date first written above.

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